SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2007

UNITY BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	1-12431	22-3282551
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

08809
64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (908) 730-7630

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

Item 7.01. Regulation FD Disclosure

Attached, as Exhibit 99.1 is a copy of the presentation, which will be made by James A. Hughes and Alan J. Bedner at the Company’s Annual Meeting of Shareholders on April 26, 2007, the full text of which is incorporated by reference in response to this item.

Item 9.01. Financial Statements and Exhibits

( C )  Exhibits

Exhibit No.	Description
99.1	Annual Meeting of Shareholders Presentation held on April 26, 2007.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: April 26, 2007	By: Alan J. Bedner, Jr.
Alan J. Bedner, Jr.
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Annual Meeting of Shareholders Presentation held on April 26, 2007.